UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

BILLIONTOONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-42934	81-1082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 O’Brien Drive

Menlo Park, CA 94025

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (650) 460-2551

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	BLLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2025, BillionToOne, Inc. (the “Company”) filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and its amended and restated bylaws (the “Bylaws”) became effective, in connection with the closing of the initial public offering (the “IPO”) of shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”). As described in the final prospectus, dated November 5, 2025 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-290761), as amended, and filed with the Securities and Exchange Commission on November 6, 2025, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and shareholders previously approved the amendment and restatement of these documents to be effective upon the completion of the IPO. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

A copy of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the Certificate of Incorporation and Bylaws does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01	Other Events.

On November 7, 2025, the Company completed its IPO of an aggregate of 5,233,765 shares of Class A Common Stock (which includes the exercise in full of the underwriters’ option to purchase an additional 682,665 shares of Class A Common Stock) at a price to the public of $60.00 per share. The aggregate gross proceeds from the IPO, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, was approximately $314.0 million.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILLIONTOONE, INC.

Date: November 10, 2025	By:	/s/ Ross Taylor
	Name:	Ross Taylor
	Title:	Chief Financial Officer